Exhibit 10.4

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This FOURTH AMENDMENT (this “Amendment”) dated as of July 24, 2019 in respect of that certain Loan and Security Agreement dated as of September 2, 2016 (as amended by that First Amendment dated as of September 27, 2016, as further amended by that Second Amendment dated as of June 25, 2018, as further amended by that Third Amendment dated as of October 31, 2018, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among Cortland Capital Market Services LLC (“Cortland”), in its capacity as administrative agent for the Lenders and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, “Agent”), OCM Strategic Credit SIGTEC Holdings, LLC, in its capacity as a Lender and in its capacity as Sole Lead Arranger, together with the other Lenders from time to time party thereto (each a “Lender” and collectively, “Lenders”), and SIGA Technologies, Inc., a Delaware corporation (“Borrower”). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
WHEREAS, this Amendment includes an amendment to the Credit Agreement that has been requested by the Loan Parties, to which Agent and the Lenders have agreed, and that will become effective on the Fourth Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the foregoing, subject to the conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1
AMENDMENTS TO THE CREDIT AGREEMENT
1.1    Amendments to Credit Agreement. The Credit Agreement is amended as follows:
(a)    Section 5.6(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(c)    No Loan Party has any Deposit Accounts, Securities Accounts, commodity accounts or other investment accounts other than the Escrow Account, the PRV Proceeds Account, those accounts as of the Fourth Amendment Effective Date and described in Schedule 5.6 (as updated on the Fourth Amendment Effective Date) or as opened or acquired after the Fourth Amendment Effective Date.”
(b)    Section 6.10(b) and (c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(b)    (i) On and after the Escrow Release Date, Borrower shall hold the Interest Reserve in a Deposit Account and (ii) after the Fourth Amendment Effective Date, Borrower shall hold certain funds in the PRV Proceeds Account, which, in the cases of each such Deposit Account shall be subject to a deposit account control agreement, in form and substance reasonably satisfactory to the Agent and Requisite Lenders and that shall provide for the Agent to have sole dominion and control over the Interest Reserve Account and the PRV Proceeds Account, as applicable, at all times pursuant to the terms of such deposit account control agreement (each, a “Blocked Account Control Agreement”). Amounts held in the PRV Proceeds Account may be reduced after the Fourth Amendment Effective Date solely to fund (i) payments of principal and interest and the Exit Fee,

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in each case, as the same become due and payable pursuant to this Agreement or (ii) voluntary prepayments or repayments of the Term Loan, pursuant to Section 2.4 and Section 2.5.
(c)    Other than amounts on deposit in the Interest Reserve Account or the PRV Proceeds Account, each Loan Party shall hold all of its other cash and Cash Equivalents in a Deposit Account or a Securities Account.”
(c)    Section 6.10(d) of the Credit Agreement is hereby deleted in its entirety.
(d)    Clause (a)(iv)(z) of Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(z)    for fiscal years after 2018, $7,500,000 when Borrower has $180,000,000 in cash and Cash Equivalents in Deposit Accounts and Securities Accounts, excluding any Deposit Accounts or Securities Accounts that are subject to Blocked Account Control Agreements”
(e)    The lead in to Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“On and after the Escrow Release Date, the Loan Parties shall not permit on each day during each fiscal period set forth below the closing balance of their unrestricted cash and Cash Equivalents (excluding cash or other amounts held in the Interest Reserve Account and the PRV Proceeds Account) maintained in one or more Deposit Accounts or Securities Accounts (“Liquidity”), to be less than the amount set forth below for the applicable period.”
(f)    The defined terms “Account Control Agreement” and “Excluded Account” contained in Section 11 of the Credit Agreement are hereby deleted in their entirety.
(g)    The defined term “Fourth Amendment Effective Date” is hereby added to Section 11 of the Credit Agreement is appropriate alphabetical order.
““Fourth Amendment Effective Date” means July 24, 2019.
(h)    The defined term “Loan Documents” contained in Section 11 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the Notes (if any), the Fee Letters, the Intellectual Property Security Agreements, the Blocked Account Control Agreements, the Access Agreements, the Perfection Certificate, the Pledge Agreement (if any), the Guaranty (if any), any Subordination Agreement, the Notice of Funding, the Escrow Agreement, and all other agreements, instruments, documents and certificates delivered to Agent or any Lender from time to time in connection with any of the foregoing, but excluding the Warrant Documents.”
(i)    The words “subject to Section 6.10,” in clause (b) of the defined term “Permitted Investments” and contained in Section 11 of the Credit Agreement is hereby deleted in its entirety.
(j)    Clause (k) of the defined term “Permitted Liens” contained in Section 11 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

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“(k)    Liens on brokerage accounts incurred in the ordinary course of business securing obligations to settle trades made by Loan Parties,”
(k)    The following defined term contained in Section 11 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“PRV Proceeds Account” means a Deposit Account maintained by Borrower containing, from the Fourth Amendment Effective Date, an amount equal to $100,500,000.00, which Deposit Account shall at all times be subject to a Blocked Account Control Agreement.”
SECTION 2
REPRESENTATIONS AND WARRANTIES
2.1    Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants, on and as of the Fourth Amendment Effective Date, that the following statements are true and correct on and as of the Fourth Amendment Effective Date:
(a)    The execution, delivery and performance by each Loan Party of this Amendment will not (a) contravene any of the organizational documents of such Loan Party, (b) violate any material Requirement of Law, (c) require any action by, filing, registration, qualification with, or approval, consent or withholding of objections from, any Governmental Authority or any other Person, except those which have been obtained and are in full force and effect, (d) result in the creation of any Lien on any of such Loan Party’s Property (except for Liens in favor of Agent, on behalf of itself and the other Secured Parties), or (e) result in any breach of or constitute a default under, or permit the termination or acceleration of, any Material Agreement to which such Loan Party is a party.
(b)    This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each such Person that is a party hereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)    The representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement or any other Loan Document are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) in each case on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date.
SECTION 3
CONDITIONS TO EFFECTIVENESS
3.1    Fourth Amendment Effective Date. This Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    Execution and Delivery of this Amendment. Agent and Lenders shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties.

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(b)    Representations and Warranties. The representations and warranties set forth in Section 2.1 shall be true and correct on the Fourth Amendment Effective Date.
(c)    PRV Proceeds Account. Borrower shall have funded the PRV Proceeds Account in an amount equal to $100,500,000.00 and Lenders shall have received evidence reasonably satisfactory to Lenders reflecting the foregoing.
(d)    Release of Existing Account Control Agreement. Agent shall deliver to Borrower, for further distribution to Signature Bank, a written notice terminating that certain Control Account Agreement dated as of November 16, 2016, by and among Borrower, Agent and Signature Bank.
SECTION 4
REAFFIRMATION
4.1    Reaffirmation. Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto). Borrower acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
SECTION 5
MISCELLANEOUS
5.1    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE).
5.2    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment except as permitted by the Credit Agreement.
5.3    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Faxed or otherwise electronically submitted signatures to this Amendment shall be binding for all purposes.
5.4    Severability. Any provision of this Amendment being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment or any part of such provision in any other jurisdiction.
5.5    Effects of this Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Agent or the Lenders under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend

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or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    From and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
5.6    Release. In consideration of the Lenders’ and Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.
[Signature Pages Follow]

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Exhibit 10.4

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.
BORROWER:
SIGA TECHNOLOGIES, INC.

By: /s/ Daniel J. Luckshire
Name: Daniel Luckshire
Title: CFO

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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Exhibit 10.4

AGENT:
CORTLAND CAPITAL MARKET SERVICES LLC

By: /s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel _______________________

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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Exhibit 10.4

LENDER:
OCM STRATEGIC CREDIT SIGTEC HOLDINGS, LLC

By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member By: /s/ Nilay Mehta Name: Nilay Mehta Title: SVP By: /s/ Edgar Lee
Name: Edgar Lee
Title: Managing Director

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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